Exhibit 99.1

INSTALLED BUILDING PRODUCTS ANNOUNCES

CLOSING OF ALPHA INSULATION AND WATERPROOFING ACQUISITION

Columbus, Ohio, January 5, 2017 Installed Building Products, Inc. (the “Company” or “IBP”) (NYSE: IBP), an industry-leading installer of insulation and complementary building products, announced today the closing of its acquisition of Trilok Industries, Inc., Alpha Insulation and Waterproofing, Inc., and Alpha Insulation and Waterproofing Company (collectively known as “Alpha” or “Alpha Insulation and Waterproofing”). Founded in 1982, Alpha is headquartered in Atlanta, Georgia and serves commercial customers through an expanding network of nine branches located in Georgia, Florida, Texas, Tennessee and North Carolina.

Alpha Insulation and Waterproofing will continue to operate under its existing brand name, but will now be able to offer building solutions nationwide as part of IBP’s footprint of over 100 branch locations throughout the continental U.S. In addition, Alpha’s commercial insulation, waterproofing, fire stopping and fireproofing expertise diversifies IBP’s revenue mix, while enhancing the company’s commercial construction platform.

“We are excited about closing the Alpha acquisition and are focused on successfully integrating Alpha’s operations over the coming months, which we expect will be immediately accretive to earnings,” stated Jeff Edwards, IBP’s Chairman and Chief Executive Officer. “We have established IBP as a leading installer of building products and look forward to further growing our business through Alpha’s commercial construction focus.” Vic Verma, Chief Executive Officer and Founder of Alpha, stated “The entire Alpha team is excited to be part of the IBP family of companies, and we are committed to grow the Alpha brand with both organic and acquisition opportunities in 2017 and beyond.”

About Installed Building Products

Installed Building Products, Inc. is the nation’s second largest insulation installer for the residential new construction market and is also a diversified installer of complementary building products, including garage doors, rain gutters, shower doors, closet shelving and mirrors, throughout the United States. The Company manages all aspects of the installation process for its customers, including direct purchases of materials from national manufacturers, supply of materials to job sites and quality installation. The Company offers its portfolio of services for new and existing single-family and multi-family residential and commercial building projects from its national network of branch locations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the impact of the Alpha acquisition on and its contribution to our operations and execution of our growth strategy, the integration of Alpha’s operations, the impact of this acquisition on our earnings and revenue, the demand for our services, expansion of our national footprint, our ability to capitalize on the new home construction recovery, our ability to strengthen our market position, our ability to pursue value-enhancing acquisitions, our ability to improve profitability and expectations for demand for our services for the remainder of 2017. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intends,” “plan,” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-

looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements that we make herein and in any future reports and statements are not guarantees of future performance, and actual results may differ materially from those expressed in or suggested by such forward-looking statements as a result of various factors, including, without limitation, the potential impact to the Company’s or Alpha’s business due to the closing of the acquisition, the risk that the business of Alpha will not be integrated successfully, and the factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as the same may be updated from time to time in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made by the Company in this press release speaks only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Contact Information:

Investor Relations:

614-221-9944

investorrelations@installed.net

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